Exhibit 32(a)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

1.   In connection with the Quarterly Report of Hovnanian Enterprises, Inc. (the “Company”) on Form 10-Q, as supplemented by this form 10-Q/A for the period ended April 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Larry Sorsby, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

2. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 14, 2011

/S/ARA K. HOVNANIAN
Ara K. Hovnanian
Chairman, President and Chief Executive Officer